                                                                EXHIBIT 99(b)(5)

Project Daisy

Strategic Discussion Materials


Strictly Private and Confidential
Chase Securities

April 29, 1999

[LOGO] CHASE

Strategic Discussion Materials
Situation Overview
================================================================================

o Chase is pleased to present the following strategic observations following the April 20th announcement by Big Flower Holdings, Inc. that it is exploring a possible sale of all or part of the Company

o Big Flower was incorporated in 1993 and has pursued an aggressive, value enhancing, acquisition strategy during the past five years to mold itself into a full service advertising, marketing and information services company

o Today, the Company is positioned as a preeminent marketing services organization offering integrated, full service direct marketing, media and related services to a broad spectrum of corporate customers

o The possible sale of the Company represents an attractive investment opportunity for the following reasons:

      - Significant growth potential in targeted marketing business and in emerging media services operations

      - Cross selling of integrated, technology driven advertising / marketing solutions

      -     Strong cash flow generation

      -     Strong competitive position

      -     Management's proven ability to integrate acquisitions

      -     A proven track record operating in a leveraged environment

      - Identifiable value attributable to new media / internet minority invemstments

[LOGO] CHASE                                                                   2

Strategic Discussion Materials
Company Description
================================================================================

                                                       Big Flower Press, Inc.
                                                       ----------------------

               Treasure Chest
               Advertising Co.                       Webcraft, Inc.                               Digital Services
               ---------------                       --------------                               ----------------

               Targeted Inserts                      Direct Mail Services                         Premedia Services

               Stand-alone advertising designed      Combines data processing with state-         Sophisticated digital and multiple
               to promote various goods              of-the art inkjet, laser, and electronic     media products for outdoor
               predominately for retailers, both     printing, offering clients options that      billboards, magazines, Web sites,
               in-store and through newspapers       include packages, components,                and consumer packages
                                                     brochures, and digital printing
Products &
 Services      Newspaper Products                    Database/Response Services                   Computer Software and Systems

               TV magazines, Sunday magazines,       Services include:  tactical consulting,      Systems and software products,
               Sunday comics and supplements         database development and                     covering invoicing, operating, and
                                                     management, modeling/analysis, and           programming funtions to support
                                                     response analysis which entails lead         production for broadcasting, cable
                                                     management, inbound and outbound             and advertising agencies
                                                     teleservices., data entry, and
                                                     fulfillment


               Targeted Inserts                      Direct Mail Services                         Premedia Services

                 o Retailers, merchandisers,           o Block Entertainment Corp.,                 o Kraft, Velveeta, Maxwell
                   grocery stores, drug and home         DaimlerChrysler AG, Morgan                   House, Wal-Mart, Tyson
                   improvement stores: Wal Mart,         Stanley Dean Witter, Publishers              Foods, PepsiCo, and Dial
                   Kmart, Safeway, American              Clearing House, and Reader's                 Corp
                   Drug Stores, and Home Depot           Digest Association
Primary
 Customers       Newspaper Products                    Database/Response Services                     Computer Software and Systems

                 o More than 300 newspapers:           o Advertising, telecommunications,           o Turner Broadcasting, The New
                   The New York Times, The               financial services, and health care          York Times, MTV, Telemundo,
                   Philadelphia Inquirer, The Los        industries                                   T.V. Azteca, and Grey
                   Angeles Times, The                                                                 Advertising
                   Washington Post, and The
                   Milwaukee Journal Sentinel


[LOGO] CHASE                                                                   3

Strategic Discussion Materials
Organization Chart
================================================================================

                                        Big Flower Holding Inc.
                                          Organization Chart
                                        -----------------------

                                       1998 Revenues $1,740 mm
                                       1998 EBITDA(2) $228.4 mm

                                    Big Flower Press Holding, Inc.
                                    ------------------------------

1998 Revenues $1,102 mm            1998 Revenues $364 mm                1998 Revenues $273 mm
1998 EBITDA $190 mm                1998 EBITDA $77 mm                   1998 EBITDA $63 mm

Treasure Chest                                                          Big Flower
Advertising Co.                    Webcraft, Inc. (1)                   Digital Services
---------------                    ------------------                   ----------------

Riverside County                   Color Graphic              Laser Tech             Columbine JDS
Publishing Co.                     Direct Response            Color                  Systems

PrintCo                            ColorStream                   Pacific Color          Broadcast
                                   Technoligies                  Connection, Inc.       Systems
KTB Associates                                                                          Software
                                   Olwen Direct                  DCS,
Retail Graphics                    Mail Limited                  Incorporated           DSI Datatrak
                                                                                        System
                                   IMPCO                         Gamma One,
                                   Enterprises                   Inc.                   Adtraq Data
                                                                                        System
                                   Scanforms                     Fusion Group
                                                                                        CJDS Adserve
                                                                 Enteron Group
                                                                                        Reach America
                                                                 Imaging
                                                                 Consortium

                                                                 Admagic Group

(1) Webcraft includes Speciality Products and Commercial Printing operations.
(2) Divisional EBITDA is estimated based on EBIT plus an assumed percentage of D&A; $228.4 million of total EBITDA includes $14.6 million of corporate overhead.
    Source:  Company Information

[LOGO] CHASE                                                                   4

Strategic Discussion Materials
Strategic and Financial Evolution
================================================================================


                                   Big Flower Press, Inc.
          -----------------------------------------------------------------------------

                  TC Advertising                                Webcraft, Inc.
          --------------------------------             --------------------------------
Year      Acquisition         Contribution             Acquisition         Contribution
----      -----------         ------------             -----------         ------------
                                                       --------------------------------
1993      TC Advertising                               Big Flower Press Incorporates 7/93
                                                       --------------------------------


1994      KTB Associates      Increases production
                              capacity

          Retail Graphics     Adds ad insert and
          Holding Co.         TV magazine business


                                                       --------------------------------
1995                                                   Initial Public Offering 11/95
                                                       --------------------------------





1996      PrintCo, Inc.       Expands Midwest          Webcraft            Establishes direct
                              presence                 Technologies, Inc.  mail and marketing

                                                       Scanforms, Inc.     Expands financial
                                                                           service customers




1997      Riverside County    Expands California       IPMCO Enterprises   Database services,
          Publishing          presence                                     direct marketing

                                                       Olwen Direct Mail   International direct
                                                                           mail, database mgmt.





1998                                                   Colorgraphic Direct Broadens reach in
                                                       Response Ltd.       Europe, direct mail

                                                       ColorStream         Increases database,
                                                       Technologies        adds customized text

                 Digital Services                               Financial Performance
          --------------------------------             -----------------------------------------
Year      Acquisition         Contribution             Revenues       EBITDA         Share Price
----      -----------         ------------             --------       ------         -----------

          --------------------------------------------------------------------------------------
1993                                Big Flower Press Incorporates 7/93
          --------------------------------------------------------------------------------------


1994                                                         NA           NA                  NA  High






          --------------------------------------------------------------------------------------
1995                                  Initial Public Offering 11/95
          --------------------------------------------------------------------------------------

          Laser Tech          Establishes digital        $920.1        $93.7              $15.50  High
                              services                                                    $15.38  Low


1996      Digital Dimensions  Web site production      $1,201.9       $122.6              $18.88  High
                                                                                          $12.63  Low
          Designer Color      Interactive and
          Systems, Inc.       multimedia capability

          Pacific Color       California premedia
          Connection, Inc.    presence


1997      Gamma One, Inc.     Broadens Northeast       $1,376.7       $164.0              $24.13  High
                              customer base                                               $18.25  Low

          Columbine JDS       Adds media software
          Systems

          Broadcast Systems   Expands services
          Software            to England


1998      Reach America       Adds retail, newspaper,  $1,739.7       $228.4              $30.69  High
                              manufacturing clients                                       $19.50  Low

          CJDS Adtraq/        Canadian operations
          Adserve

          DSI Datatrak        Adds advertising
                              customers

Source: Company Information, Salomon Smith Barney research dated 4/5/99

[LOGO] CHASE                                                                   5

Strategic Discussion Materials
Capital Structure
================================================================================

                                  Big Flower
                                Holdings, Inc.    < - o BGF Common Stock
                                -------------

                                                  < - o Senior Credit Facilities
                                  Big Flower      < - o Other Debt
Big Flower Trust             Press Holdings, Inc. < - o 8 7/8% Senior Sub Notes
----------------             -------------------  < - o 8 5/8% Senior Sub Notes
$112.5 million QUIPs


Treasure Chest                                                    Big Flower
Advertising Co.                  Webcraft, Inc.                Digital Services
---------------                  --------------                ----------------

     --------------------------------------------------------------------
       ----------------------------------------------------------------
                              Capitalization Table
       ----------------------------------------------------------------

       as of December 31, 1998

       Cash & Equivalents                           $8.7           0.5%

       Senior Credit Facilities                    195.6          10.6%

       A/R Facility                                108.4           5.8%

       Other Debt                                   22.2           1.2%
                                                --------         ------

       Total Senior Debt                          $326.2          17.6%
                                                ========         ======

       8 7/8% Senior Subordinated Notes            350.1          18.9%

       8 5/8% Senior Subordinated Notes            250.0          13.5%
                                                --------         ------

       Total Debt(1)                              $926.3          50.0%
                                                ========         ======

       QUIPS(2)                                    112.5           6.1%

       Market Equity(3)                            927.8          50.0%
                                                --------         ------

       Total Capitalization                     $1,854.1         100.0%
                                                ========         ======
     --------------------------------------------------------------------

(1) Total Debt includes $108 million off-balance sheet A/R Facility.
(2) QUIPs convert into 3.902 million shares of common stock.
(3) Assumes current market price of $34.88 as of 4/28/99, and includes converstion of QUIPs.
    Source: Company public records

[LOGO] CHASE                                                                   6

Strategic Discussion Materials
Current Trading Statistics
================================================================================

     ----------------------------------------------------------------------
                        Market Value and Capitalization
     ----------------------------------------------------------------------

     Closing Share Price as of 4/28/99                       $34.88
         52-Week High (3/31/98)                 36.19
         52-Week Low (9/3/98)                   15.19

     Diluted Shares Outstanding (millions)(1)                26.603

     Market Value of Equity                                   927.8
     Plus: Net Debt(2)                                        870.7
                                                           --------
     Enterprise Value                                      $1,798.5
                                                           ========

     New Media / Internet Investments(3)                      132.1
     Adjusted Enterprise Value(4)                          $1,666.4
                                                           ========

     I/B/E/S 5-Year Growth Rate                               16.3%
     ----------------------------------------------------------------------


          ------------------------------------------------------------
                               Financial Summary
          ------------------------------------------------------------
                            EBITDA(5)                   EPS(6)
                            ------                    ------
              LTM           $247.0                     $2.05
              1999E         $268.1                     $2.14
              2000E         $286.5                     $2.47
          ------------------------------------------------------------


--------------------------------------------------------------------------------
                               Trading Multiples
--------------------------------------------------------------------------------
         Adjusted Enterprise Value/    Enterprise Value/          Price/
                  EBITDA                    EBITDA                 EPS
                  ------                    ------                ------
    LTM            6.7x                      7.3x                  17.0x
    1999E          6.2x                      6.7x                  16.3x
    2000E          5.8x                      6.3x                  14.1x
--------------------------------------------------------------------------------

(1) Based on basic shares outstanding as per 10-K dated 12/31/98; assumes conversion of $112.5 million QUIPs and 3.04 million options at an average strike of $15.43 per share.

(2) Net debt equals total debt less cash, options proceeds, preferred securities and minority interest; and includes $108 million A/R facility.

(3) New media / Internet investment value is estimated based on Salomon Smith Barney research dated 4/5/99.

(4) Adjusted Enterprise Value reflects enterprise value adjusted for the estimated value of BGF new media / internet investments.

(5)   1999E and 2000E EBITDA based on CSFB research dated 3/24/99.

(6)   EPS estimates based on I/B/E/S.

[LOGO] CHASE                                                                   7

Strategic Discussion Materials
Valuation Matrix
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Offer Price            Adjusted Enterprise Value
                                                                               as a Multiple of:             as a Multiple of:
                                                                 Adjusted     --------------------     -----------------------------
Offer       Offer        Offer        Net        Enterprise     Enterprise     1999E        2000E       LTM        LTM      1999E
Price      Premium       Value       Debt(1)        Value        Value(2)     EPS(3)(4)     EPS(4)     Sales      EBITDA   EBITDA(5)
------------------------------------------------------------------------------------------------------------------------------------
$30.00      -14.0%       $798.1       $870.7       $1,668.8      $1,536.7       14.0x       12.1x       0.83x      6.2x      5.7x

$31.00      -11.1%       $824.7       $870.7       $1,695.4      $1,563.3       14.5x       12.6x       0.85x      6.3x      5.8x

$32.00       -8.2%       $851.3       $870.7       $1,722.0      $1,590.0       15.0x       13.0x       0.86x      6.4x      5.9x

$33.00       -5.4%       $877.9       $870.7       $1,748.6      $1,616.6       15.4x       13.4x       0.88x      6.5x      6.0x

$34.00       -2.5%       $904.5       $870.7       $1,775.2      $1,643.2       15.9x       13.8x       0.89x      6.7x      6.1x

$35.00        0.4%       $931.1       $870.7       $1,801.8      $1,669.8       16.4x       14.2x       0.91x      6.8x      6.2x

$36.00        3.2%       $957.7       $870.7       $1,828.4      $1,696.4       16.8x       14.6x       0.92x      6.9x      6.3x

$37.00        6.1%       $984.3       $870.7       $1,855.0      $1,723.0       17.3x       15.0x       0.94x      7.0x      6.4x

$38.00        9.0%     $1,010.9       $870.7       $1,881.6      $1,749.6       17.8x       15.4x       0.95x      7.1x      6.5x

$39.00       11.8%     $1,037.5       $870.7       $1,908.2      $1,776.2       18.2x       15.8x       0.96x      7.2x      6.6x

$40.00       14.7%     $1,064.1       $870.7       $1,934.8      $1,802.8       18.7x       16.2x       0.98x      7.3x      6.7x

Data as of close 4/26/99

$34.88       0.00%       $927.8       $870.7       $1,798.5      $1,666.4       16.3x       14.1x       0.90x      6.7x      6.2x

  Target Data                                                                   $2.14       $2.47    $1,841.8    $247.0    $268.1
------------------------------------------------------------------------------------------------------------------------------------

(1) Net debt equals senior secured bank debt, plus sub debt, preferred stock and minority interest, less cash and options proceeds; and includes $108 million A/R Facility.

(2) Adusted Enterprise Value reflects enterprise value adjusted for the $132 million estimated value of BGF new media / internet investments.

(3) Shares outstanding (26.603 MM) assumes that QUIPs and options are exercised.

(4)   EPS Estimates based on I/B/E/S.

(5)   1999E EBITDA based on CSFB research dated 3/24/99.

[LOGO] CHASE                                                                   8

Strategic Discussion Materials
Share Price Performance
================================================================================

         Based on closing Share Prices April 25, 1998 to April 26, 1999


                               [GRAPHIC OMITTED]


Source:  IDD Tradeline, Bloomberg


[LOGO] CHASE                                                                   9

Strategic Discussion Materials
Ownership
================================================================================

------------------------------------------------------------------------------------------------------
(Shares in Thousands)                                            Basic            Diluted (1),(2)
                                                           --------------------  ---------------------
                                                                       Percent                Percent
Shareholder                                                Shares     Ownership  Shares      Ownership
------------------------------------------------------------------------------------------------------
Significant Institutional Investors
Entrust Capital Inc                                        3,940        20.0%     3,940        17.4%
Prudential Ins Co/Amr                                      1,249         6.4%     1,249         5.5%
Leon G. Cooperman                                            903         4.6%       903         4.0%
Kingdon Capital Mgmt                                         711         3.6%       711         3.1%
Fusion Capital Mgmt Inc                                      526         2.7%       526         2.3%
Fidelity Mgmt & Research Corp                                504         2.6%       504         2.2%
Barclays Bank Plc                                            473         2.4%       473         2.1%
Other Institutions                                         5,328        27.1%     5,328        23.5%
                                                          ------       -----     ------       -----
Total Institutions                                        13,634        69.3%    13,634        60.1%
                                                          ======       =====     ======       =====

Executive Officers, Directors & Other Insiders
Theodore R. Ammon                                          2,217        11.3%     2,517        11.1%
Peter G. Diamandis                                             0         0.0%        25         0.1%
Robert M. Kimmitt                                              0         0.0%        24         0.1%
Joan D. Manley                                                 3         0.0%        18         0.1%
Newton N. Minow                                               10         0.1%        34         0.1%
Edward T. Reilly                                               8         0.0%       294         1.3%
Mark A. Angelson                                               5         0.0%       201         0.9%
Richard L. Ritchie                                             0         0.0%        50         0.2%
                                                          ------       -----     ------       -----
Total Executive Officers, Directors & Other Insiders       2,243        11.4%     3,162        13.9%
                                                          ======       =====     ======       =====

Public Float                                               3,783        19.2%     5,904        26.0%
                                                          ------       -----     ------       -----

Total                                                     19,660       100.0%    22,700       100.0%
                                                          ======       =====     ======       =====
------------------------------------------------------------------------------------------------------

(1) Includes options outstanding based on 10-K 12/31/98.
(2) Excludes $112.5 million of QUIPS.


[LOGO] CHASE                                                                  10

Strategic Discussion Materials
Trading Comparatives
================================================================================
Enterprise Value(1) to LTM EBITDA Multiple Comparison

--------------------------------------------------------------------------------
                        Selected Comparative Companies(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Ticker       Enterprise Value
--------------------------------------------------------------------------------
Advertising Inserts / Premedia
Banta Corp                                    BN             $  718.7
Cadmus Communications                         CDMS              227.9
Donnelley R R & Sons C                        DNY             6,060.5
Quebecor Prtg Inc                             PRW             4,175.3
World Color Press Inc                         WRC             2,090.2

Premedia / Media Software
Applied Graphics Techn                        AGTX              401.0
Schawk Inc                                    SGK               270.2
Enterprise Software Inc                       ENSW               67.7
Unidigital, Inc.                              UNDG              106.8

Direct Marketing
Abacus Direct                                 ABDR           $  819.1
Acxiom Corp                                   ACXM            2,487.8
Advo Inc                                      AD                676.2
Amer Bus Info                                 ABII              425.1
APAC Teleservices                             APAC              321.6
Harte Hanks Inc                               HHS             1,764.4
M/A/R/C Inc                                   MARC               82.4
Snyder Communications                         SNC             2,159.2
Teletech Hds                                  TTEC              380.6
Valassis Comm                                 VCI             2,518.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Direct Marketing(2)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed material.]

                                  ------------
                                  Mean = 11.2x
                                  ------------

                              ACXM           15.6x
                              SNC            15.6x
                              MARC           14.9x
                              VCI            13.5x
                              HHS            13.5x
                              TTEC           7.5x
                              AD             7.2x
                              ABII           6.8x
                              BGF            6.7x
                              APAC           6.4x

--------------------------------------------------------------------------------
                          Advertising Inserts/Printing
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed material.]

                                  -----------
                                  Mean = 6.1x
                                  -----------

                              PRW            7.7x
                              DNY            7.1x
                              BGF            6.7x
                              WRC            5.9x
                              CDMS           4.9x
                              BN             4.4x

--------------------------------------------------------------------------------
                           Premedia / Media Software
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed material.]

                              SGK            7.5x
                              AGTX           7.4x
                              BGF            6.7x
                              ENSW          10.3x
                              UNDG           7.9x


[LOGO] CHASE                                                                  11

      Reflects multiples as of 4/28/99.
(1) Means exclude Big Flower Press, Inc.; BGF enterprise value has been adjusted to reflect estimated value of new media/internet investments, and includes $108 million A/R Facility.
(2)   Abacus Direct excluded from Direct Marketing as an outlier.


[LOGO] CHASE                                                                  12

Strategic Discussion Materials
Transaction Comparatives
================================================================================
Transaction Value to LTM EBITDA Multiple Comparison

--------------------------------------------------------------------------------
                         Selected Comparative Companies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Date       Acquirer / Target                                   Transaction Value
--------------------------------------------------------------------------------

           Premedia Transactions
3/22/96    IndeNet Inc. / Enterprise Systems Group Ltd.               $ 27
3/22/96    IndeNet Inc. / Cable Computerized Systems Mgmt. Inc.          4
1/20/98    Applied Graphics Technologies / Flying Color Graphics        22
2/17/98    Applied Graphics Technologies / Devon Group Inc             389


           Advertising Inserts / Printing Transactions
3/17/95    World Color Press / Northeast Graphics Inc                   95
4/25/96    World Color Press / Ringier America Inc                     415
10/9/96    Quebecor Printing Inc / Amerisig Graphics Inc               144
9/27/97    Wallace Computer Services / Graphic Industries Inc          386
5/28/98    Bowne & Co. Inc / Donnelley Enterprise Solutions            108


           Direct Marketing Transactions
2/1/96     Heritage Media Corp / DIMAC Corp                            258
4/30/96    Harte-Hanks Communications / DiMark Inc                     146
7/11/97    Snyder Communications / American list Corp                  116
4/20/98    Great Universal Stores / Metromail Corp                     830
5/27/98    Acxiom Corp / May & Speh Inc                                529
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Direct Marketing
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed material.]

Heritage Media / DIMAC                                                     15.5x
Great Universal Stores / Metromail                                         13.9x
Acxiom / May & Speh                                                        12.7x
Harte-Hanks / DiMark                                                       11.5x
Snyder / American List                                                     10.4x

--------------------------------------------------------------------------------
                          Advertising Inserts/Printing
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed material.]

Quebecor / Amerisig Graphics                                                9.0x
Wallace / Graphic Industries                                                7.0x
World Color Press / Ringier America                                         5.8x
World Color Press / Northeast Graphics Inc                                  5.5x
Bowne / Donnelley                                                            NM

--------------------------------------------------------------------------------
                           Premedia / Media Software
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed material.]

Applied Graphics / Flying Color                                             8.4x
IndeNet Inc. / Enterprise Systems Group Ltd.                                8.0x
Applied Graphics / Devon Group                                              7.4x
IndeNet Inc. / Cable Computerized Systems Mgmt. Inc.                        7.1x


[LOGO] CHASE                                                                  13

--------------------------------------------------------------------------------
                                    Appendix
--------------------------------------------------------------------------------


[LOGO] CHASE                                                                  14

Trading Comparatives
================================================================================
(dollars in millions, except per share data)

------------------------------------------------------------------------------------------------------------------------------------
                                        Share     % of    % of      Market       Price Per Share /                Enterprise Value /
                                                                               --------------------               ------------------
                               Ticker   Price    52-week 52-week   Value of    LTM   CY1999E CY2000E Enterprise      LTM      LTM
Company                        Symbol  4/28/99    High     Low      Equity     EPS     EPS     EPS      Value      Revenue   EBITDA
------------------------------------------------------------------------------------------------------------------------------------
Advertising Inserts/Printing
Banta Corp                      BN      $20.94    59.4%   125.0%   $  581.6   11.0x    10.2x    9.1x   $  718.7       0.54x    4.4x
Cadmus Communications           CDMS     14.88    53.6    117.8       116.2    9.5     10.3     9.5       227.9       0.55     4.9
Donnelley R R & Sons C          DNY      35.88    74.7    116.2     5,067.7   14.9     16.2    14.6     6,060.5       1.21     7.1
Quebecor Prtg Inc               PRW      24.81    99.5    147.0     2,892.4   18.1     16.9    15.0     4,175.3       1.10     7.7
World Color Press Inc           WRC      25.94    71.6    129.7     1,034.3   14.1     12.4    11.0     2,090.2       0.89     5.9

                                                                   -----------------------------------------------------------------
                                                                   High       18.1x    16.9x   15.0x                  1.21x    7.7x
                                                                   Median     14.1     12.4    11.0                   0.89     5.9
                                                                   Mean       13.5     13.2    11.9                   0.86     6.0
                                                                   Low         9.5     10.2     9.1                   0.54     4.4
                                                                   -----------------------------------------------------------------

Premedia and Media Software
Applied Graphics Techn          AGTX      9.44    16.6    160.6       211.4    7.8      8.6     3.3       401.0       1.02     7.4
Schawk Inc                      SGK      11.13    64.0    156.1       243.4   13.8     13.2    10.6       270.2       1.86     7.5
Enterprise Software Inc         ENSW      7.38    59.0    181.5       45.1      NM       NM      NM        67.7       2.25    10.3
Unidigital, Inc.                UNDG      5.38    59.7    143.3       28.5    18.6      8.5     6.6       106.8       1.71     7.9

                                                                   -----------------------------------------------------------------
                                                                   High       18.6x    13.2x   10.6x                  2.2x    10.3x
                                                                   Median     13.8      8.6     6.6                   1.8      7.7
                                                                   Mean       13.4     10.1     6.8                   1.7      8.3
                                                                   Low         7.8      8.5     3.3                   1.0      7.4
                                                                   -----------------------------------------------------------------

Direct Marketing
Abacus Direct                   ABDR    $78.56    90.8%   232.8%   $  842.5   73.7x    52.0x   37.2x   $  819.1      17.44x   42.2x
Acxiom Corp                     ACXM     26.06    83.4    158.0     2,165.1     NM     33.8    25.8     2,487.8       3.64    15.6
Advo Inc                        AD       21.50    63.9    143.9       497.4   13.3     13.3    11.5       676.2       0.64     7.2
Amer Bus Info                   ABII      7.69    47.3    384.4       379.2     NM     23.3    19.2       425.1       2.06     6.8
APAC Teleservices               APAC      3.72    31.0    146.9       176.6   19.9      9.8     6.2       321.6       0.76     6.4
Harte Hanks Inc                 HHS      25.81    88.2    148.6     1,933.6   28.3     25.3    21.7     1,764.4       2.36    13.5
M/A/R/C Inc                     MARC     12.00    60.8    120.0        65.9     NM     24.0    15.0        82.4       0.93    14.9
Snyder Communications           SNC      29.88    59.8    122.6     2,193.7   35.2     21.3    16.2     2,159.2       2.65    15.6
Teletech Hds                    TTEC      6.75    43.9    121.3       412.1   21.5     16.9    13.0       380.6       1.03     7.5
Valassis Comm                   VCI      55.50    98.0    190.6     2,184.8   25.9     20.0    17.2     2,518.4       3.40    13.5

                                                                   -----------------------------------------------------------------
                                                                   High       73.7x    52.0x   37.2x                 17.44x   42.2x
                                                                   Median     25.9     22.3    16.7                   2.21    13.5
                                                                   Mean       31.1     24.0    18.3                   3.49    14.3
                                                                   Low        13.3      9.8     6.2                   0.64     6.4
                                                                   -----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Big Flower Hldgs Inc            BGF     $34.88    96.4%   229.6%   $  772.8   14.9x    16.3x   14.1x   $1,558.4       0.85x    6.3x
------------------------------------------------------------------------------------------------------------------------------------

Big Flower Equity value excludes QUIPS
(a) Based on FY1999E EBIT; D&A estimated as a % of Sales based on LTM %.


[LOGO] CHASE                                                                  15

Trading Comparatives
================================================================================
(dollars in millions, except per share data)

-----------------------------------------------------------------------------------------------------------
                                     5-Year                        LTM Margin Analysis
                                    Projected    Gross Profit      EBITDA           EBIT         Net Income
Company                             EPS Growth      Margin         Margin          Margin          Margin
-----------------------------------------------------------------------------------------------------------
Advertising Inserts/Printing
Banta Corp                            13.0%          19.9%          12.3%           7.3%           4.0%
Cadmus Communications                 12.5%          21.7%          11.3%           6.7%           3.0%
Donnelley R R & Sons C                11.6%          21.1%          17.1%           9.7%           6.8%
Quebecor Prtg Inc                       NA           21.8%          14.2%           7.9%           4.2%
World Color Press Inc                 15.8%          18.2%          15.1%           9.1%           3.1%

-----------------------------------------------------------------------------------------------------------
High                                  15.8%          21.8%          17.1%           9.7%           6.8%
Median                                12.8%          21.1%          14.2%           7.9%           4.0%
Mean                                  13.2%          20.5%          14.0%           8.2%           4.2%
Low                                   11.6%          18.2%          11.3%           6.7%           3.0%
-----------------------------------------------------------------------------------------------------------

Premedia
Applied Graphics Techn                  NM           36.8%          13.8%           8.7%           6.8%
Schawk Inc                            20.0%          45.6%          24.8%          19.5%          12.2%
Enterprise Software Inc                 NM           66.6%          21.8%          11.1%            NM
Unidigital, Inc.                        NM           48.3%          21.6%          12.2%           2.5%

-----------------------------------------------------------------------------------------------------------
High                                  20.0%          66.6%          24.8%          19.5%          12.2%
Median                                20.0%          46.9%          21.7%          11.7%           6.8%
Mean                                  20.0%          49.3%          20.5%          12.9%           7.2%
Low                                   20.0%          36.8%          13.8%           8.7%           2.5%
-----------------------------------------------------------------------------------------------------------

Direct Marketing
Abacus Direct                         40.0%          79.6%          41.3%          37.9%          24.3%
Acxiom Corp                           26.0%            NM           23.3%          14.6%           7.6%
Advo Inc                              19.5%          27.0%           8.9%           7.1%           3.6%
Amer Bus Info                         17.5%          54.6%          30.0%          13.1%           0.5%
APAC Teleservices                     30.0%          16.7%          11.8%           3.5%           2.1%
Harte Hanks Inc                       18.4%          22.2%          17.5%          13.6%           9.1%
M/A/R/C Inc                           21.0%           0.7%           6.2%           0.7%           0.1%
Snyder Communications                 35.5%          32.0%          17.0%          14.2%           7.6%
Teletech Hds                          27.0%          34.6%          13.8%           8.6%           5.2%
Valassis Comm                         15.9%          28.8%          25.2%          23.1%          11.4%

-----------------------------------------------------------------------------------------------------------
High                                  40.0%          79.6%          41.3%          37.9%          24.3%
Median                                23.5%          28.8%          17.2%          13.4%           6.4%
Mean                                  25.1%          32.9%          19.5%          13.6%           7.1%
Low                                   15.9%           0.7%           6.2%           0.7%           0.1%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Big Flower Hldgs Inc                  16.3%          27.1%          13.4%           8.2%           2.8%
-----------------------------------------------------------------------------------------------------------


[LOGO] CHASE                                                                  16

Transaction Comparatives
================================================================================
(dollars in millions, except per share data)

Advertising Inserts/Printing

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Purchase Price Multiples  Transaction Value Multiples
                                                                              ------------------------  ---------------------------
Ann. Date/    Acquiror (Acquiror Parent)/           Purchase  Transaction     Book    Tangible   Net
Status          Target (Target Parent)               Price       Value        Value   Bk. Value Income   Sales     EBITDA     EBIT
------------------------------------------------------------------------------------------------------------------------------------
5/28/98       Bowne & Co Inc                         103.3       108.4         2.2      3.8       NM      0.98        NM       NM
Completed       Donnelley Enterprises Solutions Inc

2/17/98       Applied Graphics Technologies          441.5       389.4         2.3      2.4     16.7      1.39       7.4      9.3
Completed       Devon Group Inc

9/29/97       Walllace Computer Services Inc         276.7       385.6         2.7      3.2     21.1      0.88       7.0     10.6
Completed       Graphic Industries Inc

10/9/96       Quebecor Printing Inc                   55.0       144.0          NA       NA       NA      0.60       9.0       NA
Completed       Amerisig Graphics Inc

4/25/96       World Color Press                      128.0       414.7         1.1       NM       NM      0.80       5.8     14.4
Completed       Ringier America Inc

3/17/95       World Color Press Inc                 $ 60.0      $ 94.8         1.6x     1.6x     8.3x     0.87x      5.5x     8.8x
Completed       Northeast Graphics Inc

                                                                --------------------------------------------------------------------
                                                                High           2.7x     3.8x    21.1x      1.4x      9.0x    14.4x

                                                                Mean           2.0      2.8     15.4       0.9       6.9     10.8

                                                                Median         2.2      2.8     16.7       0.9       7.0     10.0

                                                                Low            1.1      1.6      8.3       0.6       5.5      8.8
                                                                --------------------------------------------------------------------

Premedia / Media Software

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Purchase Price Multiples  Transaction Value Multiples
                                                                              ------------------------  ---------------------------
Ann. Date/    Acquiror (Acquiror Parent)/           Purchase  Transaction     Book    Tangible   Net
Status          Target (Target Parent)               Price       Value        Value   Bk. Value Income   Sales     EBITDA     EBIT
------------------------------------------------------------------------------------------------------------------------------------
2/17/98       Applied Graphics Technologies          $441.5      $389.4       2.3x      2.4x    16.7x     1.39x      7.4x    9.3x
Completed       Devon Group Inc

1/20/98       Applied Graphics Technologies Inc        22.2        21.9       3.1       3.1      9.4      1.24       8.4     8.5
Completed       Flying Color Graphics Inc

3/22/96       IndeNet Inc.                             27.4        27.4        NA        NA     17.1      1.50       8.0      NA
Completed       Enterprise Systems Group Ltd.

3/22/96       IndeNet Inc.                              4.8         4.4        NA        NA      8.1      2.40       7.1     7.6
Completed       Cable Computerized Systems Mgmt.
                Inc.

                                                                 -------------------------------------------------------------------
                                                                 High         3.1x      3.1x    17.1x     2.4x       8.4x    9.3x

                                                                 Mean         2.7       2.7     12.8      1.6        7.7     8.5

                                                                 Median       2.7       2.7     13.1      1.4        7.7     8.5

                                                                 Low          2.3       2.4      8.1      1.2        7.1     7.6
                                                                 -------------------------------------------------------------------


[LOGO] CHASE                                                                  17

Transaction Comparatives
================================================================================
(dollars in millions, except per share data)

Direct Marketing

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Purchase Price Multiples  Transaction Value Multiples
                                                                              ------------------------  ---------------------------
Ann. Date/    Acquiror (Acquiror Parent)/           Purchase  Transaction     Book    Tangible   Net
Status          Target (Target Parent)               Price       Value        Value   Bk. Value Income   Sales     EBITDA     EBIT
------------------------------------------------------------------------------------------------------------------------------------
5/27/98       Acxiom Corp                            $500.3      $528.6        4.9x     6.1x    35.1x     5.08x     12.7x     14.2x
Completed       May & Speh Inc

5/1/98        Times Mirror Co                         200.0       200.0          NA       NA       NA        NA        NA        NA
Completed       Los Angeles Publications
                (Recycler Classifieds)

4/20/98       Great Universal Stores                  776.7       829.7         2.2      9.1     79.5      2.53      13.9      38.4
Completed       Metromail Corp

1/5/98        ValueVision International                88.4       102.6         1.2      3.7       NM      0.29        NM        NM
                Inc.
Pending         National Media Corp

12/31/97      Snyder Communications                    72.0        72.0          NA       NA       NA        NA        NA        NA
Pending         Blau Marketing Technologies
                Inc

9/4/97        Reed Elsevier PLC                       447.0       447.0          NA       NA       NA      2.20        NA      16.0
Completed       Chilton Business Corp
                (ABC Inc/Walt Disney Co)

7/11/97       Snyder Communications                   117.1       115.9         6.9      6.9     17.4      6.28      10.4      11.1
Completed       American List Corp

5/8/97        Snyder Communications                    70.9        75.9          NA       NA       NA      1.26        NA        NA
Completed       Brann Holdings Ltd

9/9/96        First Data Corp                            NA          NA          NA       NA       NA        NA        NA        NA
Completed       Donnelley Marketing Inc.
                (DM Holding)

8/7/96        CUC International                       381.8       382.2         3.6      8.7       NM      1.64        NM        NM
Completed       Ideon Group

4/30/96       Harte-Hanks Communications              151.8       146.3         4.2      6.2     25.5      1.88      11.5      15.0
Completed       DiMark Inc.

2/21/96       Heritage Media Corp                     188.4       258.4        67.0       NM     45.6      2.48      15.5      21.0
Completed       DIMAC Corp

6/28/95       CUC International                          NA          NA          NA       NA       NA        NA        NA        NA
Completed       GETKO Group Inc

11/5/93       McCown de Leeuw                          49.3        49.3          NA       NA       NA      0.43        NA        NA
Completed       DIMAC Corp

2/25/91       Investor Group (LBO)                    200.0       200.0          NA       NA       NA        NA        NA        NA
Completed       Donnelly Marketing
                (Dun & Bradstreet)

                                                                  ------------------------------------------------------------------
                                                                  High         67.0x     9.1x    79.5x      6.3x     15.5x     38.4x

                                                                  Mean         12.8      6.8     40.6       2.4      12.8      19.3

                                                                  Median        4.2      6.5     35.1       2.0      12.7      15.5

                                                                  Low           1.2      3.7     17.4       0.3      10.4      11.1
                                                                  ------------------------------------------------------------------


[LOGO] CHASE                                                                  18

New Media / Internet Investments
================================================================================

(Dollars in millions except share prices)

--------------------------------------------------------------------------------
New Media / Internet Investments      Ticker      Shares       Price       Value
--------------------------------------------------------------------------------
24/7 Media                             TFSM        1.751      $ 43.13      75.51
Mining Company                         MINE        0.740        69.94      51.75
World Gate(a)                          WGAT        0.200        24.00       4.80
Andromedia(b)                            NA           NA         0.00       0.00
NuTel(b)                                 NA           NA         0.00       0.00
                                                                          ------

Total                                                                     132.07
                                                                          ======
--------------------------------------------------------------------------------

Based on closing share prices 4/28/99.
(a) Proposed offering price is $23 - $25.
200m shares is an estimate of BFG's holdings based on CSFB research dated
3/24/99.
(b) Neither Andromedia nor NuTel has filed an S1.


[LOGO] CHASE                                                                  19